                           SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:


/ /  Preliminary Proxy Statement                        / / Confidential, for Use of the Commission
                                                            Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       FAYETTE COUNTY BANCSHARES, INC.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                        FAYETTE COUNTY BANCSHARES, INC.


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 25, 1996

         The Annual Meeting of Shareholders (the "Meeting") of Fayette County Bancshares, Inc. (the "Company") will be held at the offices of Fayette County Bank at 300 Peachtree Parkway South, Peachtree City, Georgia 30269 on the 25th day of April, 1996, at 4:30 p.m. for the following purposes:

                 1.       To elect five members to the Board of Directors;

                 2. To consider such other matters as properly may come before the Meeting or any adjournment of the Meeting.

         Only holders of record of the Company's Common Stock at the close of business on March 20, 1996, will be entitled to notice of and to vote at the Meeting. The stock transfer books will remain open.

         A Proxy Statement and a Proxy solicited by the Board of Directors are enclosed. PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY PROMPTLY TO THE COMPANY IN THE ENCLOSED POSTAGE-PAID REPLY ENVELOPE. This will assist us in preparing for the Meeting.

         All shareholders are cordially invited to attend the Meeting.


                                        By Order of the Board of Directors:


                                        /s/ Ira P. Shepherd, III
                                        -----------------------------------
                                        Ira P. Shepherd, III
                                        Chief Executive Officer

April 5, 1996



         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING.

                        FAYETTE COUNTY BANCSHARES, INC.
                          300 PEACHTREE PARKWAY SOUTH
                         PEACHTREE CITY, GEORGIA  30269


                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 25, 1996


         This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders (the "Meeting") of Fayette County Bancshares, Inc. (the "Company") to be held on April 25, 1996, at 4:30 p.m. and at any adjournment thereof, for the purposes set forth in this Proxy Statement. THE ACCOMPANYING PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. The principal executive offices of the Company are located at 300 Peachtree Parkway South, Peachtree City, Georgia 30269. This Proxy Statement and the accompanying Form of Proxy were first mailed to the shareholders on or about April 5, 1996.


                 VOTING AND REVOCABILITY OF PROXY APPOINTMENTS

         The Company has fixed March 20, 1996, as the record date (the "Record Date") for determining the shareholders entitled to notice of and to vote at the Meeting. The Company's only class of issued and outstanding stock is its Common Stock, par value $1.00 per share (the "Common Stock"). At the close of business on the Record Date, there were outstanding and entitled to vote 612,440 shares of Common Stock of the Company with each share being entitled to one vote. There are no cumulative voting rights. A majority of the outstanding shares of Common Stock represented at the Meeting, in person or by proxy, will constitute a quorum.

         All proxies will be voted in accordance with the instructions contained in the proxies. If no choice is specified, proxies will be voted "FOR" the election to the Board of Directors of all the nominees listed below under "ELECTION OF DIRECTORS" and, at the proxy holders' discretion, on any other matter that may properly come before the Meeting. Any shareholder may revoke a proxy given pursuant to this solicitation prior to the Meeting by delivering an instrument revoking it or by delivering a duly executed proxy bearing a later date to the Secretary of the Company. A shareholder may elect to attend the Meeting and vote in person even if he or she has a proxy outstanding.

         Management of the Company is not aware of any other matter to be presented for action at the Meeting other than those mentioned in the Notice of Annual Meeting of Shareholders and referred to in this Proxy Statement. If any other matters come before the Meeting, it is the intention of the persons named in the enclosed Proxy to vote on such matters in accordance with their judgment.


                                  SOLICITATION

         The costs of preparing, assembling and mailing the proxy materials and of reimbursing brokers, nominees, and fiduciaries for the out-of-pocket and clerical expenses of transmitting copies of the proxy materials to the beneficial owners of shares held of record will be borne by the Company. Certain officers and regular employees of the Company or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies in addition to this solicitation by mail. The Company expects to reimburse brokers, banks, custodians and other nominees for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of the Common Stock.

                             ELECTION OF DIRECTORS

         Article Eight of the Company's Articles of Incorporation and Section
3.3 of the Company's Bylaws provide that the Board of Directors shall be divided into three classes with each class to be as nearly equal in number as possible. Article 8 and Section 3.3 also provide that the three classes of directors are to have staggered terms, so that the terms of only approximately one-third of the Board members will expire at each annual meeting of shareholders. The Board of Directors of the Company presently consists of sixteen members, each of whom also serves as a director of Fayette County Bank (the "Bank"), with the exception of Kerstin M. Gasko who is not a director of the Bank.

         The current Class I directors are Robert W. Bertelsbeck, Joseph S. Black, Kerstin M. Gasko, Robert C. Gasko, Mukut Gupta, and G. Webb Howell. The current Class II directors are Mark A. Jungers, John E. Molis, Richard A. Parlontieri, Arlie C. Aukerman, and Ira P. Shepherd, III. The current Class III directors are Donnie H. Russell, Fred B. Sheats, H. Geoffrey Slade, Sr., Enrico A. Stanziale, and John R. Torretto. The current terms of the Class III directors will expire at the Meeting. Each of the three current Class III directors has been nominated for reelection and will stand for election at the Meeting for a three-year term. The terms of the Class I directors will expire at the 1997 Annual Shareholders' Meeting and the terms of the Class II directors will expire at the 1998 Annual Shareholders' Meeting.

         It is the intention of the persons named as proxies in the accompanying proxy to vote FOR the election of the nominees identified below to serve for a three-year term, expiring at the 1999 Annual Meeting of Shareholders. If any nominee is unable or fails to accept nomination or election (which is not anticipated), the persons named in the proxy as proxies, unless specifically instructed otherwise in the proxy, will vote for the election in his stead of such other person as the Company's existing Board of Directors may recommend.

         The directors shall be elected by a plurality of the votes cast at the Meeting. Abstentions and broker non- votes will not be considered to be either affirmative or negative votes.

         The table below sets forth certain information about the nominees, including each nominee's age, position with the Company, and position with the Bank. All of the nominees are nominated as Class III directors. See the discussion under the heading "Directors and Executive Officers of the Company and the Bank" for a description of each nominee's principal occupation.

                                                   Position with             Position with
Name                              Age              The Company                 The Bank
- ----                              ---              -----------               ------------
Donnie H. Russell                 52               Director                  Director

Fred B. Sheats                    71               Director                  Director

H. Geoffrey Slade                 47               Director                  Director

Enrico A. Stanziale               55               Director                  Director

John R. Torretto                  60               Director                  Director


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE FIVE NOMINEES NAMED ABOVE.

          DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY AND THE BANK

         The following table sets forth the name of each director and executive officer of the Company and the Bank, his or her age and positions held, and a brief description of his or her principal occupation and business experience for the preceding five years. Except as otherwise indicated below, each of the directors has been a director of the Company and the Bank since their formation in 1988.

NAME AND AGE                             POSITION                               PRINCIPAL OCCUPATION
- ------------                             --------                               --------------------
Arlie C. Aukerman                   Class II Director                  Mr. Aukerman is the owner and Chairman
(74)                                                                   of the Board of A.C. Aukerman Company,
                                                                       a highway construction company based in
                                                                       Hampton, Georgia. Mr. Aukerman has been
                                                                       a director of the Bank since 1988 and
                                                                       of the Company since 1995.  He was also
                                                                       a director of the Company from 1988 to
                                                                       1994.

Robert W. Bertelsbeck               Class I Director                   Mr. Bertelsbeck was the General Manager
(53)                                                                   of NCR Corporation's Worldwide Service
                                                                       Parts Center in Peachtree City,
                                                                       Georgia, from 1979 until 1993.  He is
                                                                       currently the Logistics Manager for
                                                                       Fritz Companies, Inc. in Atlanta,
                                                                       Georgia.

Joseph S. Black                     Class I Director                   Mr. Black is the President of Peachtree
(48)                                                                   City Development Corporation and has
                                                                       served in that role since 1991.  From
                                                                       1986 until 1991, Mr. Black served as
                                                                       the Executive Vice President and
                                                                       General Manager of Peachtree City
                                                                       Development Corporation.

Kerstin M. Gasko                    Class I Director                   Mrs. Gasko has owned and managed Eazy
(52)                                                                   Street Fashions, a ladies apparel shop
                                                                       in Peachtree City, Georgia, since 1983.
                                                                       Mrs. Gasko is a director of the Company
                                                                       but not the Bank.

Robert C. Gasko                     Class I Director                   Mr. Gasko was a Captain with Northeast
(65)                                                                   Airlines, Inc. from 1958 until 1972
                                                                       when that company merged with Delta Air
                                                                       Lines, Inc.  From 1972 until his
                                                                       retirement in 1990, Mr. Gasko was
                                                                       employed by Delta Air Lines as a Senior
                                                                       Captain flying international routes
                                                                       between Atlanta and various european
                                                                       cities.

Mukut Gupta                         Class I Director                   Mr. Gupta is currently the President of
(56)                                                                   Jefferson Consultants in Peachtree
                                                                       City, Georgia.  Prior to working for
                                                                       Jefferson Consultants, Mr. Gupta served
                                                                       as the President of Georgia Utilities
                                                                       Company,

NAME AND AGE                           POSITION                              PRINCIPAL OCCUPATION
- ------------                          --------                               --------------------
                                                                       the President of M.G. Engineering &
                                                                       Construction Co., General Manager of
                                                                       Kajima International and Senior Vice
                                                                       President of Garden Cities Corporation.
                                                                       Mr. Gupta is a licensed Civil Engineer
                                                                       in Georgia, Alabama and Florida.


G. Webb Howell                      Class I Director                   Mr. Howell has operated a State Farm
(42)                                                                   Insurance Agency in Peachtree City,
                                                                       Georgia since 1974.

Mark A. Jungers                     Class II Director                  Mr. Jungers has been a Sales
(43)                                                                   Representative for BIMECO, Inc., a
                                                                       medical products distributor based in
                                                                       Largo, Florida, since 1979.  Mr.
                                                                       Jungers is currently the General
                                                                       Hospital Sales Manager for BIMECO.

Mark B. Kearsley                    Senior Vice President and          Mr. Kearsley has served as the Chief
(34)                                Chief Financial Officer of         Financial Officer of the Company and
                                    the Company and the Bank           the Bank since 1989.  Mr. Kearsley also
                                                                       served as Vice President of the Company
                                                                       and the Bank from 1989 until March of
                                                                       1994 when he became Senior Vice
                                                                       President.  Mr. Kearsley was previously
                                                                       employed as the Operations Officer at
                                                                       the Bank of Troup County in LaGrange,
                                                                       Georgia, where he started his banking
                                                                       career in 1984.

John E. Molis                       Class II Director                  Mr. Molis has been employed as a
(53)                                                                   consultant to the airline industry
                                                                       since 1990.  He was Executive Vice
                                                                       President of Field Aircraft in
                                                                       Peachtree City, Georgia from 1989 to
                                                                       1990.  He has worked in the airline
                                                                       industry since 1972 with Scheduled
                                                                       Skyways, Inc., Southern Airline, and as
                                                                       the Senior Vice President - Maintenance
                                                                       and Engineering for Northwest Airlines
                                                                       from 1985 to 1988.  Mr. Molis is an FAA
                                                                       certified commercial pilot.

Richard A. Parlontieri              Class II Director                  Mr. Parlontieri is currently the
(50)                                                                   President of Habersham Resources
                                                                       Management.  He previously owned Main
                                                                       Street Custom Homes, Inc.  From 1990 to
                                                                       1992, Mr. Parlontieri served as the
                                                                       President and Chief Executive Officer
                                                                       of MSK Development Co., Inc., the
                                                                       developer of a Fayette County golf
                                                                       course community.



Donnie H. Russell                   Class III Director.                Since 1967, Mr. Russell has been the
(52)                                                                   owner and President of Parham
                                                                       Industries, a mobile home company
                                                                       located in Jonesboro, Georgia

Fred B. Sheats                      Class III Director                 Mr. Sheats has practiced accounting and
(71)                                                                   law as a certified public accountant
                                                                       and an attorney in Atlanta, Georgia for
                                                                       the past thirty-five years.  He is
                                                                       presently practicing both professions
                                                                       on a limited basis while maintaining
                                                                       other business interests.  Mr. Sheats
                                                                       became a director of the Company and
                                                                       the Bank in 1992.

Ira P. Shepherd, III                President and Chief                Mr. Shepherd joined the Bank in 1989
(48)                                Executive Officer of the           serving as Senior Vice President of
                                    Company and the Bank; Class        Lending.  He became the President and
                                    II Director                        Chief Executive Officer of the Company
                                                                       and the Bank in April 1994.  From 1986
                                                                       to 1989, he was Vice President of
                                                                       Lending for Peachtree National Bank,
                                                                       and from 1976 to 1986 he was Vice
                                                                       President-Commercial Lending at First
                                                                       National Bank of Newnan.  Mr. Shepherd
                                                                       has been a director of the Bank since
                                                                       1994 and a director of the Company
                                                                       since 1995.

H. Geoffrey Slade, Sr.              Class III Director                 Mr. Slade is an attorney who has
(48)                                                                   practiced law in Fayetteville, Georgia
                                                                       since 1973.



Enrico A. Stanziale                 Class III Director;                Mr. Stanziale has served as the
(55)                                Chairman of the Board of           Chairman of the Board of both the
                                    Directors of the Company           Company and the Bank since their
                                    and the Bank                       respective inceptions in 1988.  Upon
                                                                       the resignation of the Company's
                                                                       President in 1994, he served as the
                                                                       acting Chief Executive Officer of the
                                                                       Company on a temporary basis.  From
                                                                       1984 to 1992, he served as President of
                                                                       Advanced Materials, an equipment design
                                                                       firm specializing in electroplating.

John R. Torretto                    Class III Director                 Mr. Torretto has been a sales engineer
(60)                                                                   with Periphonics Corporation, a computer
                                                                       manufacturer based in Long Island, New
                                                                       York, since 1976.  Prior to his
                                                                       employment with Periphonics




NAME AND AGE                                 POSITION                 PRINCIPAL OCCUPATION
- ------------                                 --------                 --------------------
                                                                      Corporation, Mr. Torretto worked in the
                                                                      banking industry.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

The following table sets forth for the fiscal years ended December 31, 1993, 1994, and 1995, the cash compensation paid or accrued by the Company and the Bank, as well as certain other compensation paid or accrued for those years, for services in all capacities to each person who served as the chief executive officer of the Company and the Bank for any portion of the year ended December 31, 1995. No executive officer of the Company or the Bank, other than Mr. Shepherd, earned total compensation, including salary and bonus, for the fiscal year ended December 31, 1995, in excess of $100,000.


                           SUMMARY COMPENSATION TABLE


                                                                                  Long Term
                                                                                 Compensation
                                        Annual Compensation                        Awards/
                                    ----------------------------------------------------------
    Name and                                                         Other       Securities
    Principal                                                        Annual      Underlying
     Position                Year    Salary ($)     Bonus ($)     Compensation   Options (#)
    ----------               ----    ----------     ---------     ------------   -----------
 Ira P. Shepherd, III -      1995     $ 90,000      $29,000        $1,250(1)        4,000(2)
 President and Chief
 Executive Officer           1994     $ 82,000      $22,000             -0-         4,000(3)

                             1993     $ 70,554      $ 7,994             -0-             -0-

___________________________________________

(1)      This amount represents director's fees.
(2) These options were granted under the Company's 1994 Stock Option Plan (the "1994 Stock Option Plan") in connection with Mr. Shepherd's employment as the Company's President and Chief Executive Officer.
(3) These options were granted under the 1994 Stock Option Plan pursuant to an automatic option grant to all directors. See "Compensation of Directors."


         The following table sets forth the options granted during the fiscal year ended December 31, 1995, to Mr. Shepherd.


                                                OPTION GRANTS IN LAST FISCAL YEAR

                                                        Individual Grants
- -----------------------------------------------------------------------------------------------------------------------------
                                     Number of         % of Total
                                    Securities           Options
             Name                   Underlying         Granted to           Exercise or
 --------------------------          Options          Employees in          Base Price          Expiration
                                    Granted(#)         Fiscal Year           ($/share)              Date
                                  --------------     --------------         -----------         -----------
 Ira P. Shepherd, III                    4,000             26%                $12.26             8/17/2005



         The following table sets forth information concerning the exercise of options during the fiscal year ended December 31, 1995, and unexercised options held as of December 31, 1995, by Mr. Shepherd.


                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                            Number of
                                                                           Securities
                                                                           Underlying          Value of Unexercised
                                                                           Unexercised             In-the-Money
                                                                           Options at               Options at
                                                                         Fiscal Year End        Fiscal Year End(1)
                                                                               (#)                     ($)
                            Shares Acquired                               Exercisable/             Exercisable/
          Name              on Exercise (#)      Value Realized ($)       Unexercisable           Unexercisable
      ------------        ------------------     ------------------      ---------------      ---------------------
 Ira P. Shepherd, III            $-0-                   $-0-               1,000/7,000            $8,440/$55,280


____________________________________________
(1) Based on $19.75 per share as of December 29, 1995, the last reported sales price of the Common Stock prior to December 31, 1995, on the Nasdaq SmallCap Market. Mr. Shepherd has options to acquire 4,000 shares of Common Stock at $12.26 per share, none of which are currently exercisable, and options to acquire 4,000 shares of Common Stock at $11.31 per share, 1,000 of which are currently exercisable.


COMPENSATION OF DIRECTORS

         In 1995, each director received $400 for each Bank or Company board meeting attended and $100 for each committee meeting attended. The 1994 Stock Option Plan provides for the grant of a nonqualified stock option to purchase 4,000 shares of Common Stock to each person who was a director of the Company or the Bank on December 15, 1994. In addition, each new director of the Company or the Bank will receive a similar automatic option grant on the date of the first meeting of shareholders of the Company or the Bank at which such person is elected as a director of the Company or the Bank. However, no person will receive more than one grant of such an automatic option. Each such option includes the right to receive a reload option and becomes exercisable as to one-fourth of such shares on each of the first four anniversaries of such grant, except that each Option shall become exercisable in full immediately upon a change in control (as defined in the 1994 Stock Option Plan).

EMPLOYMENT AGREEMENTS

         In February 1996, the Bank entered into employment agreements with a number of its executive officers, including its President and Chief Executive Officer, Mr. Shepherd. Mr. Shepherd and the Bank entered into an Employment Agreement pursuant to which Mr. Shepherd serves as the President and Chief Executive Officer of the Bank. The agreement provides for a salary of $115,000 per annum. Mr. Shepherd is also eligible to receive a cash bonus in an amount determined by the Board of Directors (with Mr. Shepherd abstaining). The agreement provides that the amount of the bonus will be based on such intangible criteria as the Board shall establish. Additionally, the Bank will provide Mr. Shepherd with all life insurance, dental and health insurance, disability insurance, retirement benefits, and such other benefits or plans as are generally afforded other personnel of the Bank. The Bank also pays certain club dues and travel, automobile, and business expenses for Mr. Shepherd. The agreement provides for an initial term of three years, which may be extended at the end of the term for additional three year periods.

         The agreement provides that, if the Bank terminates Mr. Shepherd's employment other than for cause or as a result of his death or disability, the Bank shall pay to Mr. Shepherd severance compensation in an amount equal to 100% of his then current monthly base salary each month for a period ending on the earlier of the date which is six months from the date of termination or the date his total monthly compensation from his new position equals his monthly base salary under this Agreement at the date of termination. If and to the extent that Mr. Shepherd's compensation in his new employment position is less than his current base salary from the Bank, then Mr. Shepherd shall be entitled to a supplement payable monthly in an amount equal to the difference between Mr. Shepherd's monthly base salary under the agreement at the date of termination of employment and his total monthly compensation in his new position. The Bank shall also pay Mr. Shepherd his pro rata share of any bonus earned as of the date of his termination by achievement of the goals determined by the Board of Directors. After a change in control (as defined in the agreement), Mr. Shepherd may terminate his employment for any reason upon delivery of notice to the Bank within a 90-day period beginning on the 30th day after the change in control or within a 90-day period beginning on the one year anniversary of the occurrence of the change in control, and (i) the Bank shall pay Mr. Shepherd any sums due him as base salary and/or reimbursement of expenses through the date of such termination plus a pro rata share of any bonus if otherwise payable with respect to the fiscal year during such termination which was earned as of the date of termination as a result of the Bank achieving the goals determined by the Board of Directors; (ii) the Bank shall pay Mr. Shepherd one lump sum payment in an amount equal to three times Mr. Shepherd's then current annual base salary; and (iii) the restrictions on any outstanding incentive awards (including stock options) granted to Mr. Shepherd under any incentive plan or arrangement shall lapse and such incentive award shall become 100% vested, all stock options and stock appreciation rights granted to Mr. Shepherd shall become immediately exercisable and shall become 100% vested, and all stock options granted to Mr. Shepherd shall become 100% vested.

         In addition, the agreement provides that following termination of his employment with the Bank and for a period of time thereafter (which will be two years if Mr. Shepherd is terminated for cause), Mr. Shepherd may not (i) be employed in the banking business as a director, officer at the vice-president level or higher, or organizer or promoter of, or provide executive management services to, any financial institution within a ten mile radius of the Bank's offices, (ii) solicit major customers of the Bank for the purpose of providing financial services, or (iii) solicit employees of the Bank for employment.

         The Company also granted incentive stock options to acquire 4,000 shares to Mr. Shepherd. These options are exercisable at $12.26 per share, the fair market value on the date of grant, and will vest at the rate of 800 of such shares on August 17, 1996, 1997, 1998, 1999, and 2000, respectively, and must be exercised on or before August 17, 2005.

COMPLIANCE WITH BENEFICIAL OWNERSHIP REPORTING RULES

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities to file with the SEC, within certain specified time periods, reports of ownership and changes in ownership. Such officers, directors, and shareholders are required by SEC regulations to furnish the Company with copies of all such reports that they file.

         To the Company's knowledge, based solely upon a review of copies of such reports furnished to the Company and representations that no other reports were required with respect to the year ended December 31, 1995, all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis with respect to 1995.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth the number and percentage of outstanding shares of Common Stock beneficially owned at March 31, 1996, by (a) each Named Executive Officer of the Company, (b) each director and nominee of the Company, (c) all executive officers and directors of the Company as a group, and (d) each person or entity known to the Company to own more than 5% of the outstanding Common Stock.

                                                       AMOUNT AND NATURE
                                                         OF BENEFICIAL                   PERCENT OF
 NAME OF BENEFICIAL OWNER                                 OWNERSHIP(1)                 COMMON STOCK(2)
 ------------------------                                 ---------                    ------------
 Directors and Executive Officers:

 Arlie C. Aukerman                                         21,503(3)                         3.5%

 Robert W. Bertelsbeck                                      4,000(3)                          *

 Joseph S. Black                                            7,396(3)                         1.2%

 Kerstin M. Gasko                                          17,125(3)(4)                      2.8%

 Robert C. Gasko                                           17,125(3)(5)                      2.8%

 Mukut Gupta                                                9,000(3)(6)                      1.5%

 G. Webb Howell                                            12,864(3)(7)                      2.1%

 Mark A. Jungers                                            8,500(3)                         1.4%

 John E. Molis                                              9,925(3)                         1.6%

 Richard A. Parlontieri                                     5,100(3)(8)                       *

 Donnie H. Russell                                         11,475(3)                         1.9%

 Fred B. Sheats                                            12,000(3)(9)                      2.0%

 Ira P. Shepherd, III                                       2,775(3)(10)                      *

 H. Geoffrey Slade, Sr.                                     3,500(3)                          *

 Enrico A. Stanziale                                       30,208(3)(11)                     4.9%

 John R. Torretto                                           6,300(3)                         1.0%

 Executive officers and directors
 as a group (17 persons)(12)                              161,887(13)                       25.8%


_______________________________
  *      An asterisk indicates beneficial ownership of less than 1%.

  (1) Information relating to beneficial ownership of Common Stock is based upon "beneficial ownership" concepts set forth in rules of the SEC under Section 13(d) of the Securities Exchange Act of 1934. Under these rules a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within sixty days. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he has no beneficial interest. For instance, beneficial ownership includes spouses, minor children and other relatives residing in the same household, and trusts, partnerships, corporations or deferred compensation plans which are affiliated with the principal.
  (2) Percentage is determined on the basis of 612,440 shares of Common Stock issued and outstanding plus shares subject to options or warrants held by the named individual for whom the percentage is calculated which are exercisable within the next sixty days as if outstanding, but treating shares subject to warrants or options held by others as not outstanding.
  (3) Includes 1,000 shares subject to stock options exercisable within 60 days granted pursuant to the 1994 Stock Option Plan. Excludes 3,000 shares subject to stock options granted pursuant to the 1994 Stock Option Plan, which are not currently exercisable but will become exercisable as to 1,000 of such shares on December 15, 1996, 1997 and 1998, respectively.
  (4) Includes 13,350 shares owned jointly with Mrs. Gasko's husband in which she shares voting and investing power, and 25 shares owned by her son in which she shares voting and investing power. Also includes 1,000 shares pursuant to currently exercisable options held by Mrs. Gasko's husband.
  (5) Includes 13,350 shares owned jointly with Mr. Gasko's wife in which he shares voting and investing power, 1,750 shares owned by Mr. Gasko's wife in which he shares voting and investing power, and 25 shares owned by his son in which he shares voting and investing power. Also includes 1,000 shares pursuant to currently exercisable options held by Mr. Gasko's wife.
  (6) Includes 650 shares owned by Mr. Gupta's wife in which he shares voting and investing power and 6,570 shares held by Mr. Gupta in an IRA account.
  (7) Includes 1,864 shares owned by Mr. Howell's mother in which he shares voting and investing power.
  (8) Includes 100 shares owned by Mr. Parlontieri's wife and daughter in which he shares voting and investing power.
  (9) Includes 1,000 shares owned by Mr. Sheats' wife in which he shares voting and investing power.
 (10) Includes 400 shares owned by Mr. Shepherd's wife in which he shares voting and investing power. Mr. Shepherd also holds options to acquire another 4,000 shares. These options become exercisable as to 800 of such shares on August 17, 1996, 1997, 1998, 1999, and 2000, respectively.
 (11) Includes 2,417 shares owned by Mr. Stanziale in an IRA account and 1,991 shares owned by Mr. Stanziale's wife in which he shares voting and investing power.
 (12) Includes sixteen directors of the Company listed above, and one executive officer not listed above.
 (13) Includes 16,000 shares subject to stock options held by executive officers or directors which are exercisable within 60 days granted pursuant to the 1994 Stock Option Plan.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Certain of the officers and directors of the Company and the Bank and principal shareholders of the Company, and affiliates of such persons, have, from time to time, engaged in banking transactions with the Bank and are expected to continue such relationships in the future. Management believes that all loans or other extensions of credit made by the Bank to such individuals were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features. There are no family or other relationships between any of the directors or executive officers of the Company or the Bank, with the exception of Robert C. Gasko and Kerstin M. Gasko who are husband and wife.

               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company held seven meetings, and the Board of Directors of the Bank held thirteen meetings, during the year ended December 31, 1995. All of the directors of the Company and the Bank attended at least 75% of such meetings and the meetings of each committee on which they served.

         The only standing committee of the Company is the Stock Option Committee. The Company's Stock Option Committee is composed of Robert W. Bertelsbeck and Fred B. Sheats and met two times in 1995. The Stock Option Committee is authorized to administer the Company's 1994 Stock Option Plan in accordance with its terms, including determining those individuals to whom options or awards will be granted and to make such grants.

         The Bank has an Audit Committee, which met three times in 1995. This committee has the responsibility of reviewing the financial statements, evaluating internal accounting controls, reviewing reports of regulatory authorities, and determining that all audits and examinations required by law are performed. The committee recommends to the Board the appointment of the independent auditors for the next fiscal year, reviews and approves the auditors' audit plans, and reviews with the independent auditors the results of the audit and management's response thereto. The committee is responsible for overseeing the entire audit function and appraising the effectiveness of internal and external audit efforts. The committee reports its findings to the Board of Directors of the Bank. In 1995, the members of the Audit Committee included Robert W. Bertelsbeck, John E. Molis, Fred B. Sheats, and John R. Torretto.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has selected Bricker & Melton, P.A. as the independent public accountant for the Company for its current fiscal year. Bricker & Melton, P.A. served as the independent public accountants for the Company for the fiscal years ended December 31, 1993, 1994 and 1995. A representative of Bricker & Melton, P.A. is expected to be present at the Meeting to answer any questions the shareholders may have.


         SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING OF SHAREHOLDERS

         Shareholders' proposals intended to be presented at the 1997 Annual Meeting of Shareholders must be received by the Company no later than December 27, 1996, to be presented at the 1997 Annual Meeting of Shareholders or considered for inclusion in the Company's Proxy Statement and form of proxy for that meeting.


                                 OTHER MATTERS

         The Board of Directors knows of no other business other than that set forth above to be transacted at the Meeting, but if other matters requiring a vote of the shareholders arise, the persons designated as proxies will vote the shares of Common Stock represented by the proxy cards in accordance with their judgment on such matters.


                                           BY ORDER OF THE BOARD OF DIRECTORS


                                           /s/ Ira P. Shepherd, III
                                           -----------------------------------
                                           Ira P. Shepherd, III
                                           Chief Executive Officer

Peachtree City, Georgia
April 5, 1996

                                                                    Appendix A

FAYETTE COUNTY                    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
BANCSHARES, INC.
PROXY                             The undersigned hereby appoints Nancy Kendall and Mark B. Kearsley as
                                  Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below, all the shares of common stock of Fayette County Bancshares, Inc. held of record by the
300 Peachtree Parkway South       undersigned on March 20, 1996, at the Annual Meeting of Shareholders to be
Peachtree City, Georgia 30269     held on April 25, 1996, or any adjournment thereof.


1.       Election of Directors:

         [ ]  FOR all nominees listed below                      [ ]  WITHHOLD AUTHORITY
              (except as marked to the contrary below)                to vote for all nominees listed below

         Donnie H. Russell, Fred B. Sheats, H. Geoffrey Slade, Enrico A. Stanziale, John R. Torretto.

         (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below)

                       --------------------------------

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL LISTED NOMINEES AND, AT THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                           DATED:               , 1996
                                                  --------------

                                           -------------------------------
                                           Signature

                                           -------------------------------
                                           Signature if held jointly

                                           -------------------------------
                                           Please print name(s)


    PLEASE MARK, SIGN, DATE AND
    RETURN THIS PROXY PROMPTLY
    USING THE ENCLOSED ENVELOPE.